EXHIBIT 99.12


                                                                  EXECUTION COPY


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                 STOCK AND PARTNERSHIP INTEREST PLEDGE AGREEMENT

                                     between

                           DAVID G. PRICE, as Pledgor,

                      THE DAVID G. PRICE TRUST, as Pledgor,

                                       and

                 BNY MIDWEST TRUST COMPANY, as Collateral Agent

                            Dated as of July 19, 2002

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                 STOCK AND PARTNERSHIP INTEREST PLEDGE AGREEMENT


         This STOCK AND PARTNERSHIP INTEREST PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of July 19, 2002, is entered into between DAVID G. PRICE, an individual and THE DAVID G. PRICE TRUST dated March 5, 1998 (as amended) (collectively, the "Pledgor") and BNY MIDWEST TRUST COMPANY, an Illinois corporation, not individually but as collateral agent (the "Collateral Agent") for Bank of America, N.A., a national banking association (the "Bank") and the purchasers of 9.35% Senior Secured Notes due July 1, 2004 (the "Purchasers") of American Golf Corporation, a California corporation (the "Company") (the Bank and the Purchasers hereinafter collectively referred to as the "Creditors").

                                    RECITALS

         A. The Company is indebted to the Bank (the "Bank Obligations") pursuant to a Credit Agreement dated as of July 30, 1996, as amended, restated or modified from time to time, and any agreements, instruments, certificates or other documents entered into in connection therewith (the "Credit Agreement"). The Bank agreed to temporarily forbear from exercising its remedies under the Credit Agreement pursuant to a Forbearance Agreement dated as of March 5, 2002 (collectively with the Credit Agreement, the "Credit Documents").

         B. The Company is indebted to the Purchasers (the "Purchaser Obligations") pursuant to a Note Purchase Agreement dated as of July 30, 1996 (as amended, restated or modified from time to time, the "Purchase Agreement") and any agreements, instruments, certificates or other documents entered into in connection therewith (collectively with the Purchase Agreement, the "Purchase Documents"). The Credit Documents and the Purchase Documents are hereinafter collectively referred to as the "Debt Documents". The Bank Obligations and the Purchaser Obligations are hereinafter collectively referred to as the "Obligations".

         C. The Company has requested that the Bank and the Purchasers further forbear in the exercise of their remedies by entering into a Restructuring Agreement and Limited Waiver dated as of July 1, 2002, and certain agreements, instruments, certificates and other documents in connection therewith (collectively, the "Restructuring Agreement"). Terms defined in the Restructuring Agreement and not otherwise defined herein have the same meanings when used herein.

         D. The Bank and the Purchasers are willing to enter into the Restructuring Agreement subject to the terms and conditions thereof.

         E. It is a condition precedent to the closing under the Restructuring Agreement that the Pledgor execute and deliver this Pledge Agreement, and grant to the Collateral Agent on behalf of the Creditors (each, a Secured Party and collectively, the "Secured Parties") a continuing security interest in and lien upon the Collateral (hereinafter defined) to secure the Obligations.


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         F. The Pledgor shall execute a limited recourse guaranty (the "DGP
Guaranty") of even date herewith secured by the Pledged Securities (as defined below) under this Pledge Agreement for the equal and ratable benefit of the Creditors.

         G. The Company, the Creditors and the Collateral Agent are entering into a Collateral Agency and Intercreditor Agreement of even date herewith (the "AGC Collateral Agency Agreement") which sets forth the rights and duties of the Collateral Agent with respect to the Collateral for the equal and ratable benefit of the Creditors.

         H. National Golf Properties, Inc., a Maryland corporation ("NGP"), is a corporation whose common stock, par value $.01 per share (the "NGP Common Stock"), is listed on the New York Stock Exchange. NGP is the sole general partner of National Golf Operating Partnership, L.P., a Delaware limited partnership ("NGOP", and collectively with NGP, the "Issuers"). NGOP has issued common partnership units (the "NGOP Common Units") that are exchangeable on a one-for-one basis with the NGP Common Stock pursuant to the terms of the Third Amended and Restated Agreement of Limited Partnership of NGOP dated July 28, 1999 (the "NGOP Partnership Agreement").

         I. None of the Pledged Securities are registered under applicable securities laws. Concurrently herewith, the Collateral Agent and NGP are entering into that certain Unit Exchange and Registration Rights Agreement dated as of even date herewith (the "Registration Rights Agreement") to facilitate, upon and in the event of a foreclosure by Collateral Agent hereunder, the exchange of NGOP Common Units into NGP Common Stock and the public sale of the NGP Common Stock received by the Collateral Agent in such exchange.

         J. In the event of a conflict between the terms of this Pledge Agreement and the terms of the AGC Collateral Agency Agreement, the terms of the AGC Collateral Agency Agreement shall govern.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    AGREEMENT

         1. Grant of Security Interest. The Pledgor hereby pledges and grants to the Collateral Agent for the ratable benefit of the Secured Parties a first-priority security interest in the property described in Section 2 below (collectively and severally, the "Collateral") and assigns, transfers and delivers to the Collateral Agent the Pledged Securities (defined below), together with the certificates evidencing the same, which certificates have been duly endorsed in blank or accompanied by stock, partnership interest or other equity interest powers duly executed in blank, to secure prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise of all Obligations.

         2. Collateral. The Collateral shall consist of the following:

            (a) Pledged Securities. The NGP Common Stock and the NGOP Common Units currently owned by the Pledgor, all such securities being listed on
Exhibit 2 hereto, and all new, substituted and additional documents, instruments, and general intangibles issued with respect thereto or in exchange therefor (collectively, the "Pledged Securities"), and the


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certificates representing such Pledged Securities, if any, and all now existing and hereafter arising rights of the holder of such Pledged Securities, including, without limitation, all voting rights and rights to and interest in all cash and noncash dividends and/or distribution of any kind and nature and all other property now or hereafter distributable on account of or received or receivable with respect to any of the foregoing.

            (b) Proceeds. All proceeds of the foregoing Collateral. For purposes of this Pledge Agreement, the term "proceeds" includes whatever is receivable or received when the Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.

         3. Sale of Pledged Securities. Upon the request of the Pledgor, in order to facilitate a sale by the Pledgor of the Pledged Securities, the Collateral Agent shall deliver to a licensed broker or underwriter specified by the Pledgor the Pledged Securities upon the settlement of a sale by the Pledgor of the Pledged Securities or, if prior to the settlement of such sale, upon receipt of written confirmation that such broker or underwriter shall have agreed to act as a bailee of the Collateral Agent and at the Collateral Agent's direction with respect to any sale of the Pledged Securities, provided that such broker or underwriter shall commit in writing that (i) the net proceeds of such sale (or such lesser amount as shall be needed to furnish the Alternate Pledge Collateral (as defined in the AGC Collateral Agency Agreement) shall be directly paid to the Collateral Agent (which proceeds the Collateral Agent shall hold as Alternate Pledge Collateral pursuant to the terms of the David G. Price Control Agreement (as defined in the AGC Collateral Agency Agreement)) and (ii) any unsold Pledged Securities shall be returned to the Collateral Agent. Notwithstanding any of the foregoing, (i) any sale by the Pledgor of the Pledged Securities shall be a per share price of not less than $4.445, and (ii) in the event that Pledgor shall sell Pledged Securities to any Affiliate of Pledgor, such sale shall only be made to the extent such sale is made on an arms length basis on terms that are not materially less favorable than the Pledgor could obtain in a transaction with an unaffiliated third party.

         4. Representations and Warranties. In addition to any representations and warranties of the Pledgor set forth in the DGP Guaranty, which are incorporated herein by this reference, the Pledgor hereby represents and warrants, on the date hereof and at the time of delivery of any of the Collateral hereunder, that:

            (a) Authority. The Pledgor has full power, authority, and legal right and has obtained all approvals and consents necessary, to execute, deliver and perform this Pledge Agreement and the transactions contemplated hereby.

            (b) Consents. The Pledgor has obtained all consents, approvals and waivers from third parties (including governmental entities, if any) relating to the Pledged Securities necessary to execute and deliver this Pledge Agreement and to perform his obligations hereunder and the transactions contemplated hereby.

            (c) No Default or Lien. Subject to subsection (f) below, such execution, delivery and performance will not contravene, or constitute a default under or result in a lien, except pursuant hereto, upon the Pledged Securities pursuant to any applicable law or regulation, or any contract, agreement, judgment, other decree, or other instrument binding upon or affecting


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the Pledgor except for any of the foregoing as would not reasonably be expected to cause a Material Adverse Effect (as defined in the DGP Guaranty).

            (d) Enforceability of Pledge Agreement. This Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, and this Pledge Agreement grants to the Collateral Agent for the ratable benefit of each Secured Party a valid, first-priority, and upon the delivery of the Collateral to the Collateral Agent (to the extent such security interests in the Collateral may be perfected by delivery of the Collateral to the Collateral Agent), perfected and enforceable Lien on the Collateral.

            (e) Ownership of Collateral. The Pledgor is the sole owner of and has good and marketable title (but subject to securities law compliance in connection with any sale) to the Collateral (or, in the case of after-acquired Collateral, at the time the Pledgor acquires rights in the Collateral, will be the sole owner thereof) and is (or will be in the case of after-acquired Collateral) the record, legal and beneficial owner of all the Pledged Securities, and will at all times be the sole beneficial owner of the Pledged Securities.

           (f) Priority. Except for security interests in favor of the Secured Parties granted in connection herewith, no person has (or, in the case of after-acquired Collateral, at the time the Pledgor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other Lien or charge) in, against or to the Collateral.

            (g) Delivery of Documents, Etc. The Pledgor has delivered to the Collateral Agent certificates representing each Pledged Share and all instruments, documents, chattel paper (as said terms are used in the Uniform Commercial Code) and other items of Collateral in which a security interest is or may be perfected by possession, together with such additional writings, including, without limitation, assignments and duly signed undated stock or partnership powers as the Pledgor must provide to the Collateral Agent to perform his duties hereunder, and any additional documents with respect thereto as the Required Creditors (as defined in the AGC Collateral Agency Agreement) shall reasonably request, such documents to be delivered to the Collateral Agent no later than the Effective Date.

            (h) Pledged Securities. The Pledged Securities listed on Exhibit 1 constitute all the NGP Common Stock and NGOP Common Units owned by the Pledgor as of the Effective Date. The Pledged Securities consisting of NGP Common Stock have been duly and validly issued and are fully paid and nonassessable. The Pledged Securities consisting of NGOP Common Units have been duly and validly issued. There are no outstanding options or warrants with respect to the Pledged Securities or other agreements pursuant to which the Pledgor can acquire additional securities issuable by NGP or NGOP. The Pledged Securities are not community property under the laws of the State of California.

            (i) Litigation. There are no actions, suits, proceedings, claims or disputes pending, at law, in equity, in arbitration or before any governmental authority, against the Pledgor or any of the Pledgor's respective properties (or to the knowledge of the Pledgor, threatened or contemplated by any governmental authority against the Pledgor or any of the Pledgor's respective properties) which purport to affect or pertain to this Pledge Agreement or any of the transactions contemplated hereby. No injunction, writ, temporary restraining order or


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any order of any nature has been issued by any court or other governmental authority purporting to enjoin or restrain the execution, delivery and performance of this Pledge Agreement or directing that the transactions provided for herein not be consummated as herein provided.

            (j) Regulations T, U or X. The Pledge of the Pledged Securities pursuant to this Pledge Agreement does not violate Regulation T, U or X of the Federal Reserve Board.

         5. Covenants and Agreements of Pledgor. In addition to all covenants and agreements of the Pledgor set forth in this Pledge Agreement and the DGP Guaranty, which are incorporated herein by this reference, the Pledgor hereby agrees:

            (a) Preservation of Collateral. To do all acts that may be reasonably necessary to maintain, preserve and protect the Collateral and to preserve the Pledgor as sole owner of the Collateral;

            (b) Payment of Taxes, Etc. To pay promptly when due all material taxes, assessments, charges, encumbrances and Liens now or hereafter imposed upon or affecting any Collateral;

            (c) Defense of Litigation. To appear in and defend any action or proceeding which may materially and adversely affect the Pledgor's title to or each Secured Party's interest in the Collateral;

            (d) Transfer and Other Liens. (i) Not to sell or contract to sell or otherwise dispose of, or grant any option or warrant with respect to, the Collateral and (ii) to keep the Collateral free of all levies and security interests or other Liens or charges except those approved in writing by the Required Creditors in accordance with the Debt Documents and the Restructure Documents, in each case, except as otherwise provided in this Pledge Agreement;

            (e) Delivery of Collateral. To account fully for and promptly deliver to the Collateral Agent, in the form received, all documents, chattel paper, instruments and agreements and share certificates (as defined in the Uniform Commercial Code) constituting the Collateral hereunder and subject to the provisions of paragraph (j) below, all proceeds of the Collateral received, all endorsed in blank, and, in the case of share or partnership interest certificates, accompanied by such stock or partnership interest powers as appropriate, and until so delivered, all such documents, instruments, agreements and proceeds to be held by the Pledgor in trust for the Collateral Agent, separate from all other property of the Pledgor and shall be identified as the property of the Collateral Agent on behalf of the Secured Parties;

            (f) Further Assurances. To procure, execute and deliver from time to time any endorsements, notifications, registrations, assignments, financing statements, and other writings deemed reasonably necessary by the Required Creditors to perfect, maintain and protect the Secured Parties' security interest in the Collateral and the priority thereof; and to take such other actions as the Required Creditors may reasonably request or as is otherwise reasonably necessary to protect the value of the Collateral and of the Secured Parties' security interest in the Collateral;

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            (g) Payment of Costs and Expenses. To reimburse the Collateral Agent upon 30 days of written demand for any reasonable costs and expenses, including, without limitation, reasonable attorneys' fees (including the allocated cost of inside counsel), the Collateral Agent may incur while exercising any right, power or remedy provided by this Pledge Agreement or by law, all of which costs and expenses are included in the Obligations secured hereby. The Pledgor covenants and agrees to pay the reasonable fees and expenses of counsel to the Collateral Agent, the Bank and the Purchasers in connection with the negotiation, preparation, development and review of this Pledge Agreement;

            (h) Payments on Collateral; Voting. To account fully for and promptly deliver to the Collateral Agent, in the form received, any dividend or any other distribution on account of the Pledged Securities whether in securities or property by way of stock-split, spin-off, split-up, reclassification, combination of shares or the like, or in case of any reorganization, consolidation or merger. Subject to the terms of the AGC Collateral Agency Agreement and the Restructure Documents, the Collateral Agent shall be entitled to retain the cash proceeds received from any disposition of the Pledged Securities and to retain any dividends or any other distribution lawfully paid by any Issuer on account of the Pledged Securities and shall have the exclusive right to vote the Pledged Securities and to execute consents with respect thereto. Any and all stock dividends or instruments and other property (other than cash) received, receivable or otherwise distributed in exchange for, any Pledged Securities shall be held in trust for the benefit of and pending delivery to the Collateral Agent, be segregated from the other property of the Pledgor, and be forthwith delivered to the Collateral Agent as pledged Collateral in the same form as received (with any necessary endorsement);

            (i) Notices of Changes. To give the Collateral Agent 30 days prior written notice of any change in the Pledgor's chief place of business, residence, legal name, etc.;

            (j) Location of Records. To keep the records concerning the Collateral at the address set forth below the Pledgor's signature hereof and not to remove such records from such locations without 30 days prior written notice to the Collateral Agent;

            (k) Authorized Action by Collateral Agent. The Pledgor hereby agrees that from time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of any Secured Party with respect to the Collateral, the obligations of the Pledgor hereunder or the Obligations, the Collateral Agent shall (at the direction of the Required Creditors or any Directing Creditor (as defined in the AGC Collateral Agency Agreement), as applicable), but shall incur no liability to the Pledgor or any third party for failure to, take any action which the Pledgor is obligated by this Pledge Agreement to do. Any expenses incurred by the Collateral Agent in taking such action shall be payable by the Pledgor. Subject to Section 14(g) and pursuant to
Section 14(f) of the AGC Collateral Agency Agreement, upon the earlier to occur of an Alternate Major Default (as defined in the AGC Collateral Agency Agreement) or October 15, 2002, the Pledgor hereby irrevocably appoints the Collateral Agent as his attorney-in-fact to exercise such rights and powers, including without limitation: (i) to collect by legal proceedings or otherwise and endorse, receive and acknowledge receipt for all dividends, interest, payments, proceeds, and other sums and property now or hereafter payable on or on account of the Collateral; (ii) to vote or consent with respect to the Pledged Securities in accordance with Section 7(d) below; (iii) to enter any extension, reorganization, deposit, merger,

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consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral and (iv) to make any compromise or settlement, to pay or discharge taxes, liens, security interests or other encumbrances and take any action it deems advisable, with respect to the Collateral. To permit the Collateral Agent to exercise such voting and consensual rights, to collect, endorse and receive such dividends, interest, payments, proceeds and other sums and property, the Pledgor shall, if necessary, upon written request of the Collateral Agent (at the direction of the Required Creditors or any Directing Creditor, as applicable), from time to time, deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend payment orders and other instruments as the Collateral Agent (at the direction of the Required Creditors or any Directing Creditor, as applicable) may reasonably require; and

            (l) Direction by the Required Creditors or Directing Creditor. The Pledgor acknowledges and agrees that the Collateral Agent shall not be required to take any action or make any decision hereunder unless it has received written direction (i) prior to the earlier to occur of an Alternate Major Default or October 15, 2002, from the Required Creditors and (ii) upon the earlier to occur of an Alternate Major Default or October 15, 2002, from any Directing Creditor, with respect to such action or decision, and the Collateral Agent shall not be responsible for the timeliness by the Required Creditors or Directing Creditors, as applicable, delivering any such direction (or their failure to deliver such direction).

         6. Limited Recourse. NOTWITHSTANDING ANY OTHER PROVISION OF THIS PLEDGE AGREEMENT TO THE CONTRARY, THE OBLIGATIONS OF THE PLEDGOR HEREUNDER ARE LIMITED TO, AND THE RIGHTS OF THE COLLATERAL AGENT HEREUNDER SHALL BE RECOURSE SOLELY TO, THE COLLATERAL.

         7. Remedies. Subject to Section 14(g) and pursuant to Section 14(f) of the AGC Collateral Agency Agreement, upon the earlier to occur of an Alternate Major Default or October 15, 2002, the Collateral Agent shall upon written direction of any Directing Creditors and upon at least 10 days' written notice to the Pledgor (which the Pledgor agrees is reasonable notice) and in addition to all rights and remedies available to any Secured Party under any other agreement, do any one or more of the following:

            (a) General Enforcement. Foreclose or otherwise enforce the Secured Parties' security interest in any manner permitted by law, or provided for in this Pledge Agreement;

            (b) Sale Etc. Sell or otherwise dispose of any Collateral at one or more public or private sales at the Collateral Agent's place of business or any other place or places, including, without limitation, any brokers' board or securities exchange, for cash or credit or other property, for immediate or future delivery, and at such price and on such terms and in such manner as the Directing Creditors may determine; provided, however, that if the NGP Common Stock continues to be listed on the New York Stock Exchange or another major United States securities exchange or designated as a national market system security by the National Association of Securities Dealers, Inc., and provided that there is not continuing a suspension in trading of the NGP Common Stock for more than one business day, then Collateral Agent shall effect any foreclosure or sale of the Pledged Securities by exercising its rights under the Registration Rights Agreement (i) with respect to the Pledged Securities consisting of NGOP Common Units, to

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exchange same into shares of NGP Common Stock and (ii) with respect to the
Pledged Securities consisting of NGP Common Stock (whether as originally so granted or as so exchanged), to sell the shares into the public markets; provided, further, that the requirement in the foregoing proviso shall only apply if (1) NGP shall have filed a Registration Statement on Form S-3 (the "Shelf Registration Statement") pursuant to the Registration Rights Agreement covering the total amount of Pledged Securities hereunder, (2) such Shelf Registration Statement has been declared effective on or prior to the date of the intended foreclosure sale for which 10 days' written notice was provided by the Collateral Agent to the Pledgor, (3) notwithstanding anything in the Registration Rights Agreement to the contrary, there shall be no events preventing the sale of such Pledged Securities pursuant to the Shelf Registration Statement, including, without limitation, (i) any request by the Securities and Exchange Commission (the "SEC") or any state securities authority for post-effective amendments and supplements to the Shelf Registration Statement that has become effective, (ii) the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose,
(iii) the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the sale of the Pledged Securities cease to be true and correct in all material respects, (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Pledged Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) the Secured Parties are not in possession of any material non-public information and (4) such Shelf Registration Statement shall remain effective until all the Pledged Securities hereunder have been sold. For the avoidance of doubt, nothing in this Section 7(b) shall be construed to limit the rights of the Collateral Agent to immediately exchange any of the Pledged Securities consisting of NGOP Common Units into shares of NGP Common Stock upon any foreclosure or sale (whether public or private) of the Pledged Securities.

            (c) Costs of Remedies. Recover from the Pledgor all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees (including the allocated costs of inside counsel), incurred or paid by any Secured Party in exercising any right, power or remedy provided by this Pledge Agreement or by law; or

            (d) Vote of Pledged Securities. Vote or consent, and in connection therewith the Pledgor grants to the Collateral Agent a proxy to vote or to consent, with respect to the Pledged Securities. Notwithstanding the foregoing, the Collateral Agent hereby agrees to vote the Pledged Securities in favor of the following transactions: (i) the transactions contemplated by the Merger Agreement and (ii) any purchase by a third party investor of all or a substantial portion of the outstanding common stock of NGP so long as such purchase contemplates the subsequent consummation of the AGC Acquisition, the GEI Acquisition and Transferred Entity Acquisition (each as defined in the Merger Agreement).

            (e) Manner of Sale of Collateral.

                (i) Restrict the prospective bidders or purchasers of the
            Pledged Securities to persons or entities who (x) will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Pledged Securities; and (y) satisfy the offeree and


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            purchaser requirements for a valid private placement transaction under Section 4(2) of the Securities Act of 1933, as amended (the "Act") or any other method of private placement permitted under the Act, and the rules and regulations of the Securities and Exchange Commission applicable thereto, or under any similar statute, rule or regulation. The Pledgor agrees that disposition of the Pledged Securities pursuant to any private sale made as provided above may be at prices and on other terms less favorable than if the Pledged Securities were sold at public sale, and that the Collateral Agent has no obligation to delay the sale of any Pledged Securities for public sale under the Act. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner and the Pledgor hereby waives, to the full extent permitted by applicable law, any claims against the Collateral Agent or any Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations; and

                (ii) The Pledgor further agrees to do or to use his reasonable efforts to cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Pledged Securities pursuant to clause (i) of this Section 7(e), including sales under the Act, valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission applicable thereto), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 7 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against any action for specific performance of such covenants.

            (f) Delivery to and Rights of Purchaser. Upon any sale or other disposition pursuant to this Pledge Agreement, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Any Secured Party may be the purchaser of any or all of the Collateral so sold at a public sale and, to the extent permitted by law, at a private sale. Each purchaser at any such sale or other disposition (including a Secured Party) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Pledgor, and the Pledgor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which he has or may have under any rule of law or statute now existing or hereafter adopted. The Collateral Agent shall not be required to marshal any Collateral with respect thereto in any particular order, and the Pledgor hereby waives any and all rights thereof; and

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            (g) Reliance on Experts. In exercising any remedies hereunder relating to the sale of the Collateral, the Collateral Agent may utilize and rely on the services and advice of one or more broker-dealers selected by the Collateral Agent and shall be fully protected in so doing.

            (h) No Exchange Until Sale. The Collateral Agent shall not effect any exchange of the Pledged Securities consisting of NGOP Common Units into shares of NGP Common Stock except in connection with the sale or foreclosure of the Pledged Securities.

         8. Collection of Collateral Payments.

            (a) The Pledgor shall, at his sole cost and expense, take all reasonably necessary action to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as the Collateral Agent or the Required Creditors may reasonably request, or, in the absence of such request, as the Pledgor may reasonably deem advisable; provided, however, subject to Section 14(g) and pursuant to Section 14(f) of the AGC Collateral Agency Agreement, upon the earlier to occur of an Alternate Major Default or October 15, 2002, or if otherwise prohibited by the Debt Documents or the Restructure Documents, the Pledgor shall not, without the prior written consent of the Directing Creditors (which consent shall not be unreasonably withheld), grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or accept any prepayment on account thereof. Subject to Section 14(g) and pursuant to Section 14(f) of the AGC Collateral Agency Agreement, upon the request of the Collateral Agent at the direction of the Directing Creditors following the earlier to occur of an Alternate Major Default or October 15, 2002, the Pledgor will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to the Collateral Agent (or to the Pledgor in care of the Collateral Agent) at such address as the Collateral Agent may designate. The Pledgor will reimburse the Collateral Agent promptly upon demand for all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by the Collateral Agent in seeking to collect any Collateral Payment.

            (b) Subject to Section 14(g) and pursuant to Section 14(f) of the AGC Collateral Agency Agreement, upon the earlier to occur of an Alternate Major Default or October 15, 2002 and upon the request of the Collateral Agent or the Directing Creditors, the Pledgor will, forthwith upon receipt, transmit and deliver to the Collateral Agent, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Collateral Agent) which may be received by the Pledgor at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the Collateral Agent, such items will be held in trust for the Collateral Agent and will not be commingled by the Pledgor with any of his other funds or property. Thereafter, the Collateral Agent is hereby authorized and empowered to endorse the name of the Pledgor on any check, draft or other instrument for the payment of money received by the Collateral Agent on account of any Collateral Payment if the Collateral Agent reasonably believes such endorsement is necessary or desirable for purposes of collection.

            (c) The Pledgor hereby indemnifies and saves harmless the Collateral Agent, the Secured Parties and their respective agents, officers and employees from and against all liabilities and reasonable expenses on account of any adverse claim asserted against the Collateral Agent or the Secured Parties (except for the Collateral Agent's or the Secured Parties' own gross negligence or willful misconduct) relating to any moneys received by the Collateral Agent or the Secured Parties on account of any Collateral Payment, and such obligation of the Pledgor shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Section 1 above. This indemnity shall survive the termination of this Pledge Agreement and the resignation or removal of the Collateral Agent.

         9. Cumulative Rights; Indemnity, etc. The rights, powers and remedies of the Collateral Agent and the Secured Parties under this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Secured Parties by virtue of any statute or rule of law, the AGC Collateral Agency Agreement, the Debt Documents, the Restructure Documents, the DGP Guaranty or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing any Secured Party's or the Collateral Agent's security interest in the Collateral. The Pledgor shall indemnify and save the Collateral Agent and the Secured Parties harmless from and against any and all liabilities, losses and damages which they may incur in the lawful and proper exercise or performance of any of their rights or powers as authorized herein (except for such Person's own gross negligence or willful misconduct). This indemnity shall survive the termination of this Pledge Agreement and the resignation or removal of the Collateral Agent.

         10. Waiver. Any waiver, forbearance or failure or delay by any Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of a Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing. The Pledgor waives any right to require the Secured Parties to proceed against any person or to exhaust any Collateral or to pursue any remedy in any Secured Party's power.

         11. No Responsibility for Loss; No Duty of Collateral Agent and Secured Parties. The Collateral Agent and the Secured Parties are hereby released from all responsibility for any depreciation in or loss of value of the Pledged Securities (except for their own gross negligence or willful misconduct). The rights and remedies of the Collateral Agent and the Secured Parties hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon them to exercise any such powers.

         12. Binding on Successors and Assigns. All rights and obligations of each party hereto shall inure to the benefit of their respective successors and assigns.

         13. Amendment. This Pledge Agreement may not be amended or modified except by a writing signed by the Pledgor and the Collateral Agent.

         14. Notices. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered or to the address and facsimile number specified for notices in the AGC Collateral Agency Agreement; or, in the case of the Pledgor or the Collateral Agent, to such other address as shall be designated by such party in a written notice to the other parties, and in the case of any other party, to such other address as shall be designated by such party in a written notice to the Pledgor and the Collateral Agent. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, upon receipt by the recipient; and (C) if delivered by facsimile, when sent and receipt has been confirmed in writing.

                           If to BNY Midwest Trust Company:

                           2 North LaSalle Street, Suite 1020
                           Chicago, IL 60602
                           Facsimile:  (312) 827-8562
                           Attention:  Structured Finance Services

                           with a copy to:

                           Chapman and Cutler
                           111 W. Monroe Street
                           Chicago, IL 60603
                           Facsimile:  (312) 701-2361
                           Attention:  John C. Hitt, Jr., Esq.

                           If to David G. Price:

                           2951 28th Street
                           Santa Monica, California 90405
                           Facsimile:  (310) 664-6174

                           with a copy to:

                           Latham & Watkins LLP
                           633 West Fifth Street, Suite 4000
                           Los Angeles, Calfornia 90071-2007
                           Facsimile (213) 891-8763
                           Attention:  David B. Rogers, Esq.
                                       J. Scott Hodgkins, Esq.

         The Collateral Agent shall be entitled to rely on the authority of any person purporting to be a person authorized by the Pledgor to give such notice and reasonably believed by the Collateral Agent to be genuine and correct, and the Collateral Agent shall not have any liability to Pledgor or other person on account of any action taken or not taken by the Collateral Agent and the Secured Parties in reliance upon such notice.

         15. Counterparts. This Pledge Agreement may be executed by one or more of the parties to this Pledge Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Pledge Agreement shall be effective as delivery of an originally executed counterpart of this Pledge Agreement.

         16. Severability. The illegality or unenforceability of any provision of this Pledge Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Pledge Agreement or any instrument or agreement required hereunder.

         17. Governing Law and Jurisdiction.

            (a) THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, THE PARTIES HERETO, FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, SUBMIT TO THE JURISDICTION OF THOSE COURTS. THE PARTIES HERETO IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS PLEDGE AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE PARTIES HERETO WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, AND SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

            (c) THE PARTIES HERETO WAIVE THEIR RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT. IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES HERETO AGAINST THE OTHER, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, THE PLEDGOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES HERETO FURTHER AGREE THAT THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY ARE WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS PLEDGE AGREEMENT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PLEDGE AGREEMENT.

            18. Entire Agreement. Together with the Restructure Documents, the Debt Documents and the AGC Collateral Agency Agreement, this Pledge Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous agreement and understanding of such parties, verbal or written.

            19. Conflicting Provisions. In the event of a conflict between the terms of this Pledge Agreement and the terms of the AGC Collateral Agency Agreement in respect of the rights and obligations of the Secured Parties, the terms of the AGC Collateral Agency Agreement shall govern.

            20. Reinstatement. This Pledge Agreement and the security interest created hereunder shall automatically be reinstated if and to the extent that for any reason any payment by or on behalf of the Pledgor in respect of the Obligations is rescinded or must otherwise be restored by any holder of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Pledgor shall indemnify the Secured Parties on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Secured Parties in connection with such rescission or restoration.



                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     DAVID G. PRICE,
                                     Pledgor


                                     By: /s/ David G. Price
                                        --------------------------------------
                                     Name: David G. Price
                                     Title:


                                     THE DAVID G. PRICE TRUST,
                                     Pledgor

                                     By: /s/ David G. Price
                                        --------------------------------------
                                     Name: David G. Price
                                     Title: Trustee


                                     BNY MIDWEST TRUST COMPANY,
                                     as Collateral Agent for the Secured Parties


                                     By: /s/ Maricela Marquez
                                        --------------------------------------
                                     Name: Maricela Marquez
                                     Title: Assistant Treasurer